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                                                                Exhibit 23.2

                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
American residential Investment Trust, Inc.:

We consent to the use of our report dated October 20, 1997 incorporated herein by reference.


                                                /S/ KPMG PEAT MARWICK LLP
                                                    KPMG Peat Marwick LLP

Orange County, California
March 13, 1998